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                                                                  Exhibit 99.(B)

                                                                   Page 56 of 57

                                  EXHIBIT B

POWER OF ATTORNEY

      The undersigned hereby make, constitute and appoint each of EDWARD F. GLASSMEYER and ANN H. LAMONT, acting jointly or individually, with full power of substitution, the true and lawful attorney-in-fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States Securities and Exchange Commission (the "Commission"), a statement on Schedule 13D or Schedule 13G with respect to the securities of METAWAVE COMMUNICATIONS CORPORATION, a Delaware corporation, and any and all amendments thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any other forms, certificates, documents or instruments (including a joint filing agreement) that the attorneys-in-fact (or either of them) deems necessary or appropriate in order to enable the undersigned to comply with the requirements of said Section 13(d) and said rules and regulations.

      This Power of Attorney shall remain in effect for a period of two years from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.

Dated: December 7, 2001


      Oak Investment Partners X, Limited Partnership
      By:  Oak Associates X, LLC, its general partner


      By: /s/ EDWARD F. GLASSMEYER
          -----------------------------
      Name:  Edward F. Glassmeyer
      Title:  Managing Member


      Oak Associates X, LLC


      By: /s/ EDWARD F. GLASSMEYER
          -----------------------------
      Name:  Edward F. Glassmeyer
      Title:  Managing Member


      Oak X Affiliates Fund, Limited Partnership
      By:  Oak X Affiliates, LLC, its general partner


      By: /s/ EDWARD F. GLASSMEYER
          -----------------------------
      Name:  Edward F. Glassmeyer
      Title:  Managing Member
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                                                                   Page 57 of 57


      Oak X Affiliates, LLC


      By: /s/ EDWARD F. GLASSMEYER
          -----------------------------
      Name:  Edward F. Glassmeyer
      Title:  Managing Member


      /s/ DAVID B. WALROD
      ---------------------------------
      David B. Walrod